CERTIFICATE OF VOTE

                                CGM MUTUAL FUND

	I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 26, 2007 the following vote was duly adopted by the independent trustees who are not "interested persons" and by the full board and remains in full force and effect:

VOTED:	That the separate Stockbrokers' Bonds (the "Fidelity Bonds") issued by Chubb Group of Insurance Companies of Warren, NJ providing fidelity bond protection of $5,000,000 for each series of this Trust are hereby approved as being reasonable in form and amount and that the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph
(g) of Rule 17g-1 under the Investment Company Act of 1940.

	Witness my hand this 13th day of September 2007


                          /s/ Leslie A. Lake
			      ____________________________
			      Leslie A. Lake



                               CERTIFICATE OF VOTE

                                CGM REALTY FUND

	I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 26, 2007 the following vote was duly adopted by the independent trustees who are not "interested persons" and by the full board and remains in full force and effect:

VOTED:	That the separate Stockbrokers' Bonds (the "Fidelity Bonds") issued by Chubb Group of Insurance Companies of Warren, NJ providing fidelity bond protection of $5,000,000 for each series of this Trust are hereby approved as being reasonable in form and amount and that the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph
(g) of Rule 17g-1 under the Investment Company Act of 1940.

	Witness my hand this 13th day of September 2007


                          /s/ Leslie A. Lake
			      ____________________________
			      Leslie A. Lake




                               CERTIFICATE OF VOTE

                                CGM FOCUS FUND

	I, Leslie A. Lake, hereby certify that I am the Secretary of the CGM Trust, a Massachusetts business trust, and that at the meeting of the Trustees Committee and Board of Trustees of said business trust held on July 26, 2007 the following vote was duly adopted by the independent trustees who are not "interested persons" and by the full board and remains in full force and effect:

VOTED:	That the separate Stockbrokers' Bonds (the "Fidelity Bonds") issued by Chubb Group of Insurance Companies of Warren, NJ providing fidelity bond protection of $5,000,000 for each series of this Trust are hereby approved as being reasonable in form and amount and that the Secretary is hereby designated as the officer to make the filings and give the notices required by paragraph
(g) of Rule 17g-1 under the Investment Company Act of 1940.

	Witness my hand this 13th day of September 2007


                          /s/ Leslie A. Lake
			      ____________________________
			      Leslie A. Lake